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                                                                 EXHIBIT 10.29

                         AGREEMENT ON TERMINATION OF CONTRACT

       This agreement is made by and among the following four (4) parties on August 30, 1999 in Beijing:

       Party A:      Jitong Communication Co., Ltd.

       Party B: UTStarcom, Inc. (formerly known as United Telecom Inc. of the U.S.)

       Party C:      UTStarcom (China) Ltd.

       Party D:      Softbank Corporation of Japan

       WHEREAS:

       1. the parties executed the "Information Service Project Contract", the "Internet Information Service Project Service Contract" and the "Payment Agent Contract" ("collectively, hereinafter referred to as the "Contracts") on June 11, 1998 with an aim of jointly constructing Internet Service Network (hereinafter referred to as the "Project"); and

       2. Party B has remitted to Party A a total of USD10,000,000 in cash pursuant to the Contracts;

              THEREFORE, in order to standardize the purpose of such Project, the parties have reached, on the basis of friendly consultations, the following agreement as to how to effect an overall solution to the matters relating to the said Project:

       1. Party A shall repay the total sum of USD10,000,000 mentioned above, which is equal to RMB96,280,000 YUAN in cash (Ninety-six Million Two Hundred Eighty Thousand YUAN).

       2. Party A undertakes to repay Party B the said sum at its earliest convenience and in good faith. The parties agree to the following schedule of payment: on or prior to September 30, 1999, Party A shall pay Party B RMB50,000,000 YUAN (Fifty Million), and then on or prior to December 31, 1999, Party A shall pay Party B RMB 46,280,000 YUAN (Forty-six Million Two Hundred Eighty Thousand YUAN.

       3. The parties agree that Party A shall make its first installment of payment to Party B, i.e. prior to September 30, 1999, Party A shall remit a sum of RMB50,000,000 YUAN to a bank account designated by Party B. All the contracts and agreements executed by the parties prior to the execution of this Agreement shall be terminated as of the date when Party A shall make

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              the foregoing payment and present a valid certificate of such payment by the bank, which include but are not limited to the "Cooperative Agreement") executed by and between Party A and UTStarcom, Inc. of the U.S. on September 12, 1995, the "Contract to Jointly Construct Internet Service Network Contract" executed by and among Party A, Party D and Party B on October 16, 1995, the "Information Service Project Contract", the "Internet Information Service Project Service Contract" and the "Payment Agent Contract" executed on June 11, 1998 and the "Framework Agreement" executed by and between Party A and Party B on August 23, 1999. With the exception of Party A's obligations of repayment under this Agreement, all the matters that are related to this Project shall automatically come to an end, and there will exist no more relationship of rights and obligations between Party A on the one hand and Parties B, C and D on the other.

       4. If Party A fails to honor its obligations of repayment pursuant to the schedule set forth in this Agreement, Party A shall pay an overdue fine at an interest rate of 12% per annum.

       5. If the exchange rate between US dollars and Renminbi is higher than 1: 8:715 after December 31, 1999, the amount unpaid and the overdue fine on the part of Party A shall be calculated in the following formula: the total of the unpaid amount and the overdue fine shall be divided by 8.3 and then multiply by the intermediate price of the exchange rate between the US dollars and Renminbi announced by the People's Bank of China on the day of Party A's payment.

       6. This Agreement shall come into force upon execution by the parties.

       7. This Agreement shall have four (4) original copies, with each party in possession of one copy.


       Jitong Communication Co., Ltd.

       /s/ Signature
       Legal Representative (or Authorized Representative)
       Date:  August 30, 1999

       UTStarcom, Inc. (formerly known as United Telecom Inc. of the U.S.)

       /s/ Signature
       Legal Representative (or Authorized Representative)
       Date:  August 30, 1999

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       UTStarcom (China) Ltd.
       /s/ Signature
       Legal Representative (or Authorized Representative)
       Date:  August 30, 1999

       Softbank Corporation of Japan

       /s/ Signature
       Legal Representative (or Authorized Representative)
       Date:  August 30, 1999

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